Files Pursuant to Rule 497(a)

File no. 333-175624

www.scdistributors.com

The Middle Market Debt Opportunity

For the past 15 years, banks have been consistently reducing their exposure to middle market lending. As a result, there is an imbalance between demand from borrowers and supply from lenders, creating a “lending gap” in the middle market.

Bank Consolidation and Market Share in Non-Investment Grade Lending

Source: FDIC Commercial Bank Reports – Number of Institutions, Branches and total offices; and Standard & Poor’s Q2 – 2011 High End Middle Market Lending Review.

BDCs like Sierra Income Corporation are stepping in to help fill the lending gap.

This material does not constitute an offer to sell or a solicitation of an offer to buy any security. An offering is made only by a prospectus to individuals who meet minimum suitability requirements. This sales literature must be read in conjunction with a prospectus in order to understand fully all the implications and risks of the offering of securities to which it relates. A copy of the prospectus must be made available to you in connection with this offering. No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the Securities and Exchange Commission, the Attorney-General of the State of New York nor any other state securities regulator has approved or disapproved of our securities or determined if the prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Attractive Yields

A considerable difference exists in the cost of debt capital between large public borrowers (generally found in traditional corporate bond funds) and private middle market borrowers (often found in BDCs).

The Cost of Debt Capital

The higher cost of debt capital in the private middle market has resulted in attractive yields for middle market lenders.

Source: Standard & Poor’s LCD Research, 2011. Returns are from January 1, 2000 through August 4, 2011

1 There are considerable differences in private middle market debt and large corporate public debt including, but not limited to, the size of the company issuing the debt, the credit quality of the company, loan covenants, liens and interest rates. Large corporate public debt is typically highly liquid and trades on an exchange. In certain cases, large corporations may have significantly higher financial resources and greater stability than smaller, less-developed middle market companies. Middle market companies may also be subject to higher default risk than larger, more stable public corporations.

RISK FACTORS

Business Development Companies (BDCs) may not be suitable for all investors. A significant portion of our portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments. Our shares will not be listed on a national securities exchange and investors will have limited ability to sell their shares. Investors should not expect to be able to sell shares regardless of the investment’s performance. BDCs involve risks associated with investing in middle market securities such as market risk, interest rate risk and credit risk, and there are significant fees and charges inherent in investing in BDCs.

There is no guarantee that any BDC investment strategy will be successful. Investment in a non-listed BDC like Sierra Income Corporation involves significant risks including but not limited to: no secondary market; limitation on liquidity, transfer and redemption of shares; distributions made may not come from income and can be deemed a return of capital; a BDC is dependent upon its advisor to select investments and conduct operations; and a BDC’s advisor will face conflicts of interest. Investments are not bank guaranteed, not FDIC insured and may lose value. Securities offered through SC Distributors, LLC, member FINRA and SIPC.

4/12 SI0002-A